SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: January 8, 2004

                                TWIN LAKES, INC.

             (Exact name of registrant as specified in its charter)

        Nevada                       000-50085                       880462760
(State of Incorporation)      (Commission File Number)             (IRS Employer

                                                             Identification No.)


             545 Madison Avenue, 6th Floor, New York, New York 10022
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               (Address of principal executive offices) (Zip Code)

                                 (212) 755-6888
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              (Registrant's telephone number, including area code)


                          1700 W. Horizon Ridge Parkway
                             Henderson, Nevada 89012
                                 (702) 614-1750

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                      (Former address and telephone number)


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Item 1.  Change in Control of Registrant

        On January 8, 2004, Turquoise Partners, LLC, a New York limited liability company ("Buyer"), acquired substantially all of the equity securities of Twin Lakes, Inc. (the "Company"), through the purchase of an aggregate total of 2,940,000 shares of common stock of the Company representing 98% of the outstanding common stock, and Class A warrants to acquire 1,000,000 shares of the Company's common stock from Johnny R. Thomas, formerly the President and Chairman of the Board of Directors of the Company, Estancia LLC, a Nevada limited liability company, Snow Becker Krauss, P.C., a professional corporation organized under the laws of New York and SBK Investment Partners, a partnership organized under the laws of New York (collectively, the "Sellers") pursuant to a definitive stock purchase agreement dated as of January 8, 2004. The Sellers retained in the aggregate 60,000 shares of common stock of the Company representing 2% of the outstanding common stock, and together with the Buyer constitute all of the shareholders of the Company as of the date of the filing of this Form 8-K.

         Item 5.  Other Events

         Effective upon the closing of the transaction described in Item 2 above, Arnold P. Kling joined the Company as President and as Chairman of the Board of Directors and John R. D'Angelo was appointed Secretary of the Company and Kirk M. Warshaw was appointed Chief Financial Officer and Treasurer of the Company. Johnny R. Thomas resigned as President, as Chairman and as Treasurer of the Company.

Biography for Arnold P. Kling, President and Chairman of Twin Lakes, Inc.

            Arnold P. Kling is the President of Adelphia Holdings, LLC, a merchant-banking firm. Prior to joining Adelphia Holdings, from 1995 to 1999 he was managing director and general counsel of GH Venture Partners, LLC, a private equity and merchant banking boutique, from 1993 to 1995 he was Executive Vice President and General Counsel of Buckeye Communications, Inc., a Nasdaq listed licensing and entertainment/multimedia company, and prior to that the practiced corporate law as a partner with Newman, Tannenbaum, Helpern, Syracuse & Hirschtritt.

Biography for Kirk M. Warshaw, CPA, Chief Financial Officer and Treasurer of Twin Lakes, Inc.

            Kirk M. Warshaw is a managing director of Adelphia Holdings, LLC since 2000. During the past ten years, Mr. Warshaw has been rendering financial advisory and accounting services to a variety of businesses, including radio stations and banks.

             Biography for John R. D'Angelo, Secretary of Twin Lakes, Inc.

            John R. D'Angelo is a managing director of Adelphia Holdings, LLC since 2002. Prior to joining Adelphia Holdings, from 1998 to 2001 he was general counsel of Magnum Sports & Entertainment, Inc., a Nasdaq listed Entertainment Company and previously he practiced law, including bankruptcy and litigation law as an associate at Davis Polk & Wardwell.

            Effective as of January 8, 2004, the new corporate offices of the Company are located at 545 Madison Avenue, 6th Floor, New York, New York 10022;
Tel: (212) 755-6888.

Item 7.  Financial Statements and Exhibits

            (a) Exhibits.

         2.1 Stock Purchase Agreement dated as of January 8, 2004 among Twin Lakes, Inc., Turquoise Partners, LLC, Johnny R. Thomas, Estancia LLC, Snow Becker Krauss, P.C., and SBK Investment Partners. (Incorporated by reference to Exhibit 2 to the Schedule 13D jointly filed by Turquoise Partners, LLC, Arnold P. Kling and Peter N. Christos.)




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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ Arnold P. Kling
         ---------------------------------
         Arnold P. Kling, President

Date: January 22, 2004














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                                 EXHIBIT INDEX
                                 -------------
EXHIBIT
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  2.1       Stock  Purchase  Agreement  dated as of  January  8, 2004 among Twin
            Lakes, Inc.,  Turquoise  Partners,  LLC, Johnny R. Thomas,  Estancia
            LLC,  Snow  Becker  Krauss,   P.C.,  and  SBK  Investment  Partners.
            (Incorporated by reference to Exhibit 2 to the Schedule 13D jointly filed by Turquoise Partners, LLC, Arnold P. Kling and Peter N. Christos.)